UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2019

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ (Address of principal executive offices)	07033 (Zip Code)

Registrant’s telephone number, including area code (908) 740-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.125% Notes due 2021	MRK/21	New York Stock Exchange
0.500% Notes due 2024	MRK 24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange

Item 2.02.  Results of Operations and Financial Condition.

The following information, including the exhibits hereto, is being furnished pursuant to this Item 2.02.

Incorporated by reference is a press release issued by Merck & Co., Inc. (the “Company”) on July 30, 2019, regarding earnings for the second quarter of 2019, attached as Exhibit 99.1.  Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

Exhibit 99.1	Press release issued July 30, 2019, regarding earnings for the second quarter of 2019

Exhibit 99.2	Certain supplemental information not included in the press release

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued July 30, 2019, regarding earnings for the second quarter of 2019

99.2	Certain supplemental information not included in the press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: July 30, 2019	By:	/s/ Faye C. Brown
FAYE C. BROWN
Senior Assistant Secretary